                                                                   EXHIBIT 10.19

                                THIRD AMENDMENT
                                     TO THE
                                 STEELCASE INC.
                          INCENTIVE COMPENSATION PLAN

_______________________________________________________________________________

     Effective September 19, 2000, Section 17.2 of the Steelcase Inc. Incentive Compensation Plan is amended as follows:

     "17.2. Adjustment of Awards. The Board (or its delegate) may make adjustments in the terms and conditions of, and the criteria included in, any Award in any situation it deems appropriate, as long as the adjustment of such Award does not adversely affect the holder; provided that no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code."

     IN WITNESS WHEREOF, the Company has caused this Third Amendment to the Steelcase Inc. Incentive Compensation Plan to be executed by its duly authorized officer this 29th day of September, 2000.


                                        STEELCASE INC.

                                        By: /s/ Nancy W. Hickey
                                           --------------------------------
                                            Nancy W. Hickey

                                           Its: Senior Vice President
                                               ----------------------------
                                                Global Human Resources